   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 5, 1998



                                            REGISTRATION STATEMENT NO. 333-34367
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                AMENDMENT NO. 4



                                       TO

                                   FORM SB-2

                             REGISTRATION STATEMENT

                                     UNDER

                           THE SECURITIES ACT OF 1933

                            ------------------------

                       DIVERSIFIED SENIOR SERVICES, INC.

                 (Name of small business issuer in its charter)

          NORTH CAROLINA                          8050                      56-1973923
   (State or other jurisdiction       (Primary Standard Industrial       (I.R.S. Employer
of incorporation or organization)      Classification Code Number)     Identification No.)

                             915 WEST FOURTH STREET
                      WINSTON-SALEM, NORTH CAROLINA 27101
                                 (910) 724-1000
         (Address and telephone number of principal executive offices)

                             915 WEST FOURTH STREET
                      WINSTON-SALEM, NORTH CAROLINA 27101
(Address of principal place of business or intended principal place of business)

                            ------------------------

                             SUSAN L. CHRISTIANSEN
                             915 WEST FOURTH STREET
                      WINSTON-SALEM, NORTH CAROLINA 27101
                                 (910) 724-1000
           (Name, address and telephone number of agent for service)

                                   COPIES TO:

       DON R. HOUSE                 JAMES R. TANENBAUM
      HOUSE LAW FIRM          STROOCK & STROOCK & LAVAN LLP
      3325 Healy Dr.                 180 Maiden Lane
Winston-Salem, N.C. 27103          New York, N.Y. 10038
      (910) 768-2225                  (212) 806-5400

                            ------------------------

                APPROXIMATE DATE OF PROPOSED SALE TO THE PUBLIC:
  As soon as practicable after this Registration Statement becomes effective.

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

                            ------------------------



     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

EXPLANATORY NOTE: Amendment No. 4 is being filed solely for the purpose of filing Exhibit No. 23.1 to the Registration Statement, an updated Accountants' Consent.

                                   SIGNATURES



     In accordance with the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form SB-2 and authorized this Amendment No. 4 to the Registration Statement to be signed on its behalf by the undersigned in the City of Winston-Salem, State of North Carolina, on the 5th day of January, 1998.



                                         DIVERSIFIED SENIOR SERVICES, INC.

                                         By: /s/     SUSAN L. CHRISTIANSEN
                                            ------------------------------------
                                                  SUSAN L. CHRISTIANSEN,
                                           PRESIDENT AND CHIEF OPERATING OFFICER

     In accordance with the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


                      SIGNATURE                                       TITLE                             DATE
------------------------------------------------------  ---------------------------------   ----------------------------

                          *                             Chairman of the Board and Chief     January 5, 1998
              ----------------------
                  WILLIAM G. BENTON                       Executive Officer

               /s/SUSAN L. CHRISTIANSEN                 Chief Operating Officer and         January 5, 1998
               ------------------------
                SUSAN L. CHRISTIANSEN                     Director

                          *                             Chief Financial Officer,            January 5, 1998
               --------------------
                   G.L. CLARK, JR.                        Treasurer and Director

                          *                             Director                            January 5, 1998
               ----------------------
                   PERRY C. CRAVEN

                          *                             Director                            January 5, 1998
               ---------------------
               WALTER H. ETTINGER, JR.

*by Susan L. Christiansen, Attorney-in-Fact